&RPHULFD,QFRUSRUDWHG 5%&&DSLWDO0DUNHWV)LQDQFLDO,QVWLWXWLRQV&RQIHUHQFH 0DUFK &XUW)DUPHU &KDLUPDQ3UHVLGHQW &(2 3HWH*XLOIRLOH-LP+HU]RJ3HWHU6HI]LN ([HFXWLYH9LFH3UHVLGHQW([HFXWLYH9LFH3UHVLGHQW ([HFXWLYH9LFH3UHVLGHQW &KLHI&UHGLW2IILFHU &KLHI)LQDQFLDO2IILFHU%XVLQHVV%DQN 6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); financial reporting risks (changes in accounting standards and the critical nature of Comerica's accounting policies); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2019. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Key Strengths

Well positioned to manage through cycles

A LEADING BANK FOR BUSINESS Deep expertise in specialty businesses #1 Commercial lender (% of total loans)[1] Complemented by Retail Bank & Wealth Management	>90% of loans are commercial
RELATIONSHIP BANKING STRATEGY Long tenured employees Wide-array of banking products & services 170 year history	47% of deposits are noninterest-bearing
GROWTH OPPORTUNITIES Nimble Asset Size of $73B Positioned in growing markets & industries	4% average loan growth
HIGHLY EFFICIENT Leveraging technology Disciplined expense management	51.8% efficiency ratio
SOLID CREDIT METRICS Conservative underwriting Diverse portfolio	43 bps NPA/Loans
STRONG CAPITAL Supports future growth Reduced share count by 11%	10.13% CET1

Return on Equity[1,2]

(FY19; In percentage points)



Peer Average 11.27
16.39
13.02
12.91
12.80
12.34
12.10
11.14
10.89
10.64
10.07
9.60
8.45
CMA
FITB
HBAN
MTB
SNV
CFR
ZION
KEY
BOKF
RF
FHN
CFG

Return on Assets[1]

(FY19; In percentage points)



Peer Average 1.27
1.68
1.61
1.53
1.36
1.31
1.26
1.20
1.19
1.19
1.17
1.10
1.08
CMA
MTB
FITB
CFR
HBAN
RF
SNV
KEY
BOKF
ZION
CFG
FHN

12/31/19 unless otherwise noted; comparisons shown 2019 vs. 2018 • [1]Source for peer data: S&P Global Market Intelligence; based on 12/31/19 regulatory data for domestic financial holding companies using C&I loans • [2]Return on average common shareholders' equity

Comerica Bank®

3

Financial Performance

Strong results position us well for the future

Record Revenue

($ in millions)



2,848
3,168
3,328
3,349
2016
2017
2018
2019

Efficiency Ratio[1]



68%
59%
54%
52%
2016
2017
2018
2019

Record EPS[2]



$2.68
$4.14
$7.20
$7.87
2016
2017
2018
2019

Return on Assets



0.67%
1.04%
1.75%
1.68%
2016
2017
2018
2019

Return on Equity[3]



6.22%
9.34%
15.82%
16.39%
2016
2017
2018
2019

Record Book Value[4]



$44.47
$46.07
$46.89
$51.57
2016
2017
2018
2019

[1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]EPS: diluted earnings per share • [3]Return on average common shareholders' equity • [4]Average common shareholders' equity per share

Comerica Bank®

4

First Quarter Loan Update

Headwinds: Mortgage Banker seasonality & National Dealer auto inventory levels



January & February Trends[1]
($ in billions; Average)
49.7
51.0
50.9
50.5
49.0
1Q19
2Q19
3Q19
4Q19
1Q20 thru 2/29



Mortgage Banker
($ in billions; Average)
MBA Mortgage Origination Volumes[2]
1.4
1.8
2.0
1.7
1.3
2.0
2.5
2.7
1.9
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20 thru 2/29



Dealer Floor Plan
($ in billions; Period-end)
Industry DSO[3]
4.2
4.2
3.7
4.5
4.5
4.3
4.0
3.9
3.5
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20 thru 2/29

QTD trends reflect:

- Increase in Commercial Real Estate
- Decreases in Mortgage Banker, National Dealer Services & Energy
- Commitments relatively stable & pipeline solid

Outlook for 1Q20: ~$49B+

1Q20 average balances through 2/29/20 are preliminary & subject to change • Outlook as of 3/6/20 • [1]Comparisons of 1Q20 through 2/29/20 vs 4Q19 • [2]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/18/20; 1Q20 is forecasted • [3]Day Supply Outstanding for Industry; Source: Automotive News Data Center

Comerica Bank®

5

First Quarter Deposit Update

Seasonality impacts balances



January & February Trends[1]
($ in billions; Average)
Other time/Brokered
54.0
55.0
55.7
57.2
56.3
160
1,156
1,085
410
107
1Q19
2Q19
3Q19
4Q19
1Q20 thru 2/29



Total Funding Costs[2]
(4Q19)
0.71%
0.85%
CMA
Peers



Interest-bearing Deposit Cost[2]
(4Q19)
0.92%
0.89%
CMA
Peers

QTD trends reflect:

- $518MM decrease in noninterest-bearing
- $96MM decrease in customer interest-bearing deposits
- $304MM decrease in noncustomer brokered

Outlook for 1Q20: $56.3B+



Largest Component of Noninterest-bearing Deposits[2]
(4Q19; In percentage points)
47
42
40
36
35
33
28
26
26
26
25
24
CMA
ZION
CFR
RF
BOKF
MTB
FITB
KEY
FHN
SNV
HBAN
CFG

1Q20 average balances through 2/29/20 are preliminary and subject to change • Outlook as of 3/6/20 • [1]Comparisons of 1Q20 through 2/29/20 vs 4Q19 • [2]Source for peer data: S&P Global Market Intelligence

Comerica Bank®

6

Revenue Opportunities

Relationship banking focus

Noninterest Income

(FY19; $ in millions)



Fiduciary 20%
Commercial Lending 9%
Foreign Exchange 4%
Letters of Credit 4%
Brokerage 3%
Other 15%
Card 25%
Service Chg Deposits 20%
Total $1,010

Card Fees[1]

($ in millions)



Impact of accounting change
333
113
220
244
257
+5%
2017
2018
2019

Collaboration Referral Programs

2019 Results
3,850 Qualified referrals made
1,315 Referrals closed with sale
$1.4B in Loans, Deposits & AUM generated

- Collaboration Initiative
  - Introducing another division to a customer
- Business Owner Advisory
  - Introducing a business owner to Wealth Management
- BC FC Program
  - Referrals between Banking Centers & Wealth Management Financial Consultants

FY19 • [1]2017 includes presentation changes resulting from the adoption of ASC top 606 "Revenue from Contract with Customers." See 2018 Annual Report for further information

Comerica Bank

7

Technology Investments

Preparing for a new age in banking

Commercial

- ✓ E2E credit process redesign
- ✓ Mortgage Warehouse upgrade
- ✓ Business deposit capture
- ✓ Commercial payments upgrade
- ➢ Relationship Manager mobile enhancements
- ➢ Developing roadmap for leading edge Treasury Management experience
- ➢ Exploring credit segmentation to further optimize E2E process

Consumer

- ✓ Upgraded Banking Center infrastructure (wifi bandwith, tablets, etc)
- ✓ Intelligent routing & conversational bots deployed in call center
- ✓ Contact center voice biometrics authentication
- ✓ Charitable giving online portal
- ➢ Upgrade ATMs & ITMs
- ➢ Online account opening & loan application
- ➢ Replaced teller platform

Both Segments

- ✓ New Customer relationship management (CRM) system
- ✓ Data analytics, i.e. next best product
- ➢ Continued migration of front and back office applications to the Cloud
- ➢ Digital Marketing platform enables automated customer experience management
- ➢ Leveraging third parties to keep pace with evolving & emerging technologies, ie. card products, trust operations
- ➢ Enabling real estate optimization through CoWork

Comerica Bank Digital 2025

Continuous improvement through digitization & intelligent reengineering of entire processes

✓ - Completed
➢ - In-process

Comerica Bank

8

Interest Rate Environment

Continue to carefully manage deposit pricing

Estimated impact from rates on net interest income[1]

- Assumes rates hold as of 3/6/20 (incorporates all prior rate movements)
- Assumes deposit beta of 30%
- $20MM 1Q20 reduction vs. 4Q19
- $50-55MM 2Q20 reduction vs. 1Q20
- Modest negative impact for the remainder of the year

Interest Rate Cashflow Hedges

($ in billions)


0.80
2.80
3.80
4.55
5.55
1Q19
2Q19
3Q19
4Q19
1Q20 thru 2/29

Estimated Net Interest Income Impact

In Different Rate Scenarios

Annual (12 month) Sensitivities

Based on Standard Model assuming a 30% deposit beta [1,2]

($ in millions)


- 25 bps shock
~80
- 50 bps shock
~165
- 75 bps shock
~250

Outcomes may differ due to a variety of variables, most notably the pace & magnitude of LIBOR movement

1Q20 though 2/29/20 • Outlook as of 3/6/20 • [1]Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels), competition for deposits • [2]For standard methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis

Comerica Bank®

9

Superior Credit Performance Through the Cycle

- Disciplined underwriting standards
- Diverse portfolio
- Long-tenured, experienced employees
- Deep expertise in specialty industries

- $2.2B Energy loans (4.5% of total loans)
  - Reduced exposure by $1.3B (38%) since FYE14
  - Energy Services only $48MM
- $1.2B Auto production loans (2.5% of total loans)
  - Primarily Tier 1 & Tier 2 suppliers
  - $10MM in nonaccrual loans
- Nominal exposure to hospitality, cruise lines, airlines, restaurants & health clubs

Net Charge-offs as a % of Avg. Loans[1]

(In basis points)


Total CMA
Peer Average
300
250
200
150
100
50
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

NPLs as a % of Loans[1]

(In basis points)


Total CMA
Peer Average
410
350
290
230
170
110
50
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

FYE19 • [1]Source: S&P Global Market Intelligence

Comerica Bank®

10

Energy Line of Business

40+ years industry experience



Period-end Loans
($ in millions)
Exploration & Production
Services
Midstream
2014: 3,559 — 2,539 / 566 / 454
2015: 3,070 — 2,111 / 480 / 479
2016: 2,250 — 1,587 / 289 / 374
2017: 1,836 — 1,346 / 195 / 295
2018: 2,163 — 1,771 / 94 / 298
2019: 2,221 — 1,741 / 48 / 432

- ~150 customers: focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Exposure $4.0B / 54% utilization
- 4Q19 charge-offs reflect valuation impairments on select energy credits as capital markets remained soft
- Approximate E&P: 60% Oil, 15% Gas, 25% Oil/Gas



Criticized Loans[1]
($ in millions)
NALs
4Q18: 205 — 48
1Q19: 240 — 33
2Q19: 210 — 84
3Q19: 220 — 74
4Q19: 366 — 43

12/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank®

11

Active Capital Management: 1Q20 repurchased 3.2MM shares

Target: maintain ~CET1 Target 10%[1]



Attractive Dividend Yield[2]
Increased dividend to $0.68 per share
(3/4/20, In percentage points)
CMA 5.33
CFG 5.01
HBAN 4.77
KEY 4.57
FITB 4.42
FHN 4.40
RF 4.40
SNV 4.30
CFR 3.62
ZION 3.50
MTB 3.16
BOKF 2.84



Change in Common Shares Outstanding[2]
(12/31/18 vs. 12/31/19; In percentage points)
ZION (12)
CMA (11)
CFG (7)
RF (7)
MTB (6)
KEY (4)
HBAN (3)
FHN (2)
BOKF (2)
CFR (1)
FITB 10
SNV 27



CET1 Ratio[2]
(In percentage points)
CFR 12.36
BOKF 11.39
ZION 10.21
CMA 10.13
CFG 10.01
HBAN 9.88
FITB 9.75
MTB 9.72
RF 9.68
KEY 9.43
FHN 9.20
SNV 8.95



Tier 1 Ratio[2]
(In percentage points)
CFR 12.99
BOKF 11.39
HBAN 11.26
ZION 11.22
CFG 11.11
FITB 10.99
MTB 10.94
RF 10.91
KEY 10.85
SNV 10.24
FHN 10.15
CMA 10.13

12/31/19 unless otherwise noted • [1]Outlook as of 3/6/20 • [2]Source for peer data: S&P Global Market Intelligence

Comerica Bank®

12

Well Positioned for the Future

Provided superior shareholder returns in 2019

A LEADING BANK FOR BUSINESS

RELATIONSHIP BANKING STRATEGY

GROWTH OPPORTUNITIES

HIGHLY EFFICIENT

SOLID CREDIT METRICS

STRONG CAPITAL



Return on Assets[1]
(FY19)
1.68%
1.27%
CMA
Peers
Return on Equity[1,2]
(FY19)
16.39%
11.27%
CMA
Peers
Efficiency Ratio[1]
(FY19)
52%
57%
CMA
Peers
EPS Growth[1]
(FY19 vs FY18)
9%
2%
CMA
Peers

12/31/19 • [1]Source for peer data: S&P Global Market Intelligence • [2]Return on average common shareholders' equity

Comerica Bank®

13

Appendix

Comerica Bank®

Leadership Team



Curtis Farmer
Chairman, President & CEO
11 / 34 Years



John Buchanan
Chief Legal Officer
5 / 28 Years



Megan Burkhart
Chief HR Officer
22 / 22 Years



Greg Carr
EVP, Wealth Management
0 / 30 Years



Melinda Chausse[1]
Chief Credit Officer
32 / 32 Years



Megan Crespi[2]
Chief Enterprise Tech. & Ops. Services Officer
0 / 11 Years



James Herzog
Chief Financial Officer
35 / 35 Years



Cassandra McKinney[3]
EVP, Retail Bank
14 / 24 Years



Christine Moore
General Auditor
25 / 25 Years



Jay Oberg
Chief Risk Officer
28 / 28 Years



Peter Sefzik
EVP, Business Bank
21 / 21 Years



James Weber
Chief Experience Officer
13 / 13 Years

3/6/20; Years with Comerica / Years in Banking • [1]Effective 5/1/20 • [2]Effective 3/23/20 • [3]Effective 4/1/20

Comerica Bank®

15

FY19 Results

Strong loan growth, record revenue, cost control & capital management

(millions, except per share data)	2019	2018	Change
Average loans	$50,511	$48,766	$1,745
Average deposits	55,481	55,935	(454)
Net interest income	$2,339	$2,352	$(13)
Provision for credit losses	74	(1)	75
Noninterest income[1,2]	1,010	976	34
Noninterest expenses[3]	1,743	1,794	(51)
Provision for income tax	334	300	34
Net income	1,198	1,235	(37)
Earnings per share[4]	$7.87	$7.20	$0.67
Average diluted shares	151.3	170.5	(19.2)
ROE[5]	16.39%	15.82%	
ROA[6]	1.68	1.75	
Efficiency Ratio[7]	51.82	53.56	

Key YoY Performance Drivers

- Loans increased 4%
- Deposits relatively stable
- Net interest income stable with loan growth & higher rates offset by higher funding costs
- Provision increased from very low level; reflects higher Energy reserves
- Noninterest income growth led by strong card fees
- Expenses well controlled; 2018 included $53MM restructuring
- Tax included a $31MM decrease in discrete tax items
- Repurchased 18.6MM shares[8]; $1.8B returned to shareholders (buyback & dividend)

FY19 compared to FY18 • [1]Includes loss related to repositioning of securities portfolio of $(20)MM FY18 & $(8)MM FY19 • [2]Includes gain/(loss) related to deferred comp plan of $9MM FY19 & $(2)MM FY18 (offset in noninterest expense) • [3]FY18 includes $53MM restructuring charge • [4]Diluted earnings per common share • [5]Return on average common shareholders' equity • [6]Return on average assets • [7]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & derivative contract tied to the conversion rate of Visa Class B shares • [8]Shares repurchased under share repurchase program

Comerica Bank®

16

4Q19 Results

Deposit & noninterest income growth, strong credit quality & capital management

(millions, except per share data)	4Q19	3Q19	4Q18	Change From 3Q19	Change From 4Q18
Average loans	$50,505	$50,887	$48,832	$(382)	$1,673
Average deposits	57,178	55,716	55,729	1,462	1,449
Net interest income	$544	$586	$614	$(42)	$(70)
Provision for credit losses	8	35	16	(27)	(8)
Noninterest income[1]	266	256	250	10	16
Noninterest expenses[2]	451	435	448	16	3
Provision for income tax	82	80	90	2	(8)
Net income	269	292	310	(23)	(41)
Earnings per share[3]	$1.85	$1.96	$1.88	$(0.11)	$(0.03)
Average diluted shares	144.6	148.1	163.5	(3.5)	(18.9)
ROE[4]	14.74%	15.97%	16.36%		
ROA[5]	1.46	1.61	1.74		
Efficiency Ratio[6]	55.46	51.54	51.93		

Key QoQ Performance Drivers

- Loans relatively stable
- Deposits increased 3%
- Net interest income impacted by lower interest rates
- Credit metrics remained strong
- Noninterest income up over 3%
- Expenses reflect higher comp, outside processing (vendor transition fee) & occupancy
- Repurchased 2.1MM shares[7]; $246MM returned to shareholders (buyback & dividend)

4Q19 compared to 3Q19 • [1]Includes gain(loss) related to deferred comp plan of $(7)MM 4Q18 & $3MM each 3Q19 & 4Q19 (offset in noninterest expense) • [2]4Q18 includes $14MM restructuring charge • [3]Diluted earnings per common share • [4]Return on average common shareholders' equity • [5]Return on average assets • [6]Noninterest expenses as a percentage of net interest income and noninterest income excluding net gains (losses) from securities and a derivative contract tied to the conversion rate of Visa Class B shares. • [7]Shares repurchased under share repurchase program

Comerica Bank

17

Comerica Compares Favorably to Peers: FY19 & 4Q19

Return on Equity[1,2]

(In percentage points)


FY19
Peer Average 11.27
CMA 16.39
FITB 13.02
HBAN 12.91
MTB 12.80
SNV 12.34
CFR 12.10
ZION 11.14
KEY 10.89
BOKF 10.64
RF 10.07
FHN 9.60
CFG 8.45
4Q19
Peer Average 10.64
CMA 14.74
FITB 13.78
MTB 12.46
SNV 12.37
KEY 10.92
HBAN 10.67
CFR 10.63
ZION 9.85
FHN 9.63
RF 9.39
BOKF 9.14
CFG 8.24

Return on Assets[1]

(FY19; In percentage points)


FY19
Peer Average 1.27
CMA 1.68
MTB 1.61
FITB 1.53
CFR 1.36
HBAN 1.31
RF 1.26
SNV 1.20
KEY 1.19
BOKF 1.19
ZION 1.17
CFG 1.10
FHN 1.08
4Q19
Peer Average 1.24
FITB 1.72
MTB 1.60
CMA 1.46
KEY 1.27
SNV 1.27
RF 1.24
CFR 1.21
HBAN 1.15
FHN 1.12
CFG 1.08
ZION 1.04
BOKF 0.99

[1]Source for peer data: S&P Global Market Intelligence; FITB 4Q19 ROA 1.25% & ROE 10.10%, ex. large gain on Worldpay transaction • [2]Return on average common shareholders' equity

Comerica Bank

18

Comerica Compares Favorably to Peers: FY19 & 4Q19



Efficiency Ratio[1,2]
(2019; In percentage points)
FY19
Peer Average 57.46
51.82 CMA
51.82 SNV
55.66 MTB
55.80 FITB
56.60 HBAN
56.94 CFR
58.03 RF
58.23 CFG
59.50 ZION
59.60 KEY
59.98 BOKF
4Q19
Peer Average 58.40
53.15 MTB
53.20 SNV
55.46 CMA
57.30 FITB
58.10 RF
58.40 HBAN
58.70 FHN
58.70 KEY
59.60 CFR
60.28 CFG
61.30 ZION
63.65 BOKF



Net Charge-Off Ratio[1]
(As a % of avg. loans)
FY19
0.21% CMA
0.26% Peers
4Q19
0.16% CMA
0.29% Peers



Nonperforming Assets[2]
(As a % of FYE19 loans)
0.43% CMA
0.72% Peers



Allowance for Loan Loss[1]
(As a % of FYE19 loans)
1.27% CMA
0.96% Peers

[1]Source for peer data: S&P Global Market Intelligence • [2]Peer Average from companies' FY19 reported financials

Comerica Bank®

19

4Q19 Loans Relatively Stable

Yields reflect lower rates



Average Loans
($ in billions)
Loan Yields
4Q18 48.8 4.90
1Q19 49.7 5.07
2Q19 51.0 5.00
3Q19 50.9 4.83
4Q19 50.5 4.43
2018 48.8 4.64
2019 50.5 4.83

Average loans stable

- \+ $224MM Commercial Real Estate
- \+ $159MM Mortgage Banker
- \+ $122MM Environmental Services
- \- $260MM General Middle Market
- \- $201MM National Dealer Services

Loan yields

- Lower rates
- Nonaccrual interest



Loan Portfolio
($ in billions; 4Q19 Period-end)
Fixed Rate[1] 18%
Prime-based 14%
60-Day+ LIBOR 6%
Total $50.4
30-Day LIBOR 62%

4Q19 compared to 3Q19 • [1]Fixed rate loans include $4.55B receive fixed / pay floating (30-day LIBOR) interest rate swaps

Comerica Bank®

20

)XOO<HDU$YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV   %\0DUNHW   Middle Market Michigan $12.6 $12.5 General $12.1 $11.8 Energy 2.4 1.9 California 18.5 18.3 National Dealer Services 7.7 7.3 Entertainment 0.7 0.7 Texas 10.6 9.8 Tech. & Life Sciences 1.3 1.4 Other Markets1 8.8 8.1 Equity Fund Services 2.6 2.4 Environmental Services 1.2 1.1 TOTAL $50.5 $48.8 Total Middle Market $28.0 $26.6 Corporate Banking US Banking 3.0 3.0 International 1.3 1.3 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 5.6 5.3 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 2.2 1.7 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.5 3.7 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $43.5 $41.6 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 2.1 2.1 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $2.1 $2.1 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 4.9 5.1 WEALTH MANAGEMENT $4.9 $5.1 TOTAL $50.5 $48.8 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 21 4XDUWHUO\$YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $12.4 $12.6 $12.4 General $12.0 $12.2 $11.7 Energy 2.5 2.5 2.0 California 18.1 18.4 18.3 National Dealer Services 7.3 7.5 7.4 Entertainment 0.7 0.7 0.8 Texas 10.7 10.8 9.9 Tech. & Life Sciences 1.2 1.3 1.4 Other Markets1 9.3 9.1 8.2 Equity Fund Services 2.5 2.5 2.5 Environmental Services 1.3 1.2 1.2 TOTAL $50.5 $50.9 $48.8 Total Middle Market $27.4 $27.9 $27.0 Corporate Banking US Banking 2.9 3.0 2.9 %XVLQHVV/RDQVDVDRI7RWDO International 1.3 1.3 1.3 4,QSHUFHQWDJHSRLQWV Commercial Real Estate 5.9 5.7 5.2 91 88 87 Mortgage Banker Finance 2.7 2.5 1.7 79 76 72 71 Small Business 3.4 3.5 3.6 65 64 63 49 49 BUSINESS BANK $43.5 $43.9 $41.7 Retail Banking 2.1 2.1 2.1 RETAIL BANK $2.1 $2.1 $2.1 Private Banking 4.9 4.9 5.0 RF FHN CFR SNV KEY CFG MTB FITB CMA WEALTH MANAGEMENT $4.9 $4.9 $5.0 ZION BOKF HBAN TOTAL $50.5 $50.9 $48.8 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Source for peer data: S&P Global Market Intelligence 22

4'HSRVLWV,QFUHDVHG%RU Deposit rates decreased 7 basis points $YHUDJH'HSRVLWV $YHUDJHGHSRVLWVLQFUHDVHG% LQELOOLRQV SDUWO\GXHWRVHDVRQDOLW\ Deposit Rates1 00QRQLQWHUHVWEHDULQJ 0000,$ LQWHUHVWFKHFNLQJ 57.2 55.7 55.0 55.7 55.9 55.5 00FXVWRPHU&'V 54.0  00RWKHUWLPHGHSRVLWV /RDQWRGHSRVLWUDWLR  %HQHILFLDO'HSRVLW0L[ LQELOOLRQV4$YHUDJH • &RPPHUFLDORIQRQLQWHUHVWEHDULQJ • 5HWDLORILQWHUHVWEHDULQJ Retail Commercial 0.94 0.99 0.92 0.91 0.78 Noninterest- Noninterest- 0.62 bearing bearing 0.46 8% 39% Total $57.2 Commercial Retail Interest- Interest- bearing 4Q18 1Q19 2Q19 3Q19 4Q19 2018 2019 bearing 24% 29% 4Q19 compared to 3Q19 Ⴠ 1Interest costs on interest-bearing deposits Ⴠ 2At 12/31/19 23 )XOO<HDU$YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV   %\0DUNHW   Middle Market Michigan $20.1 $20.8 General $13.6 $13.6 Energy 0.4 0.5 California 16.9 17.0 National Dealer Services 0.3 0.3 Texas 8.8 9.0 Entertainment 0.1 0.1 Other Markets1 7.9 8.1 Tech. & Life Sciences 4.9 5.2 Equity Fund Services 0.8 0.9 Finance/Other2 1.9 1.1 Environmental Services 0.2 0.1 TOTAL $55.5 $55.9 Total Middle Market $20.3 $20.8 Corporate Banking US Banking 1.9 2.1 International 1.6 1.9 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 1.6 1.5 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.7 0.6 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV Small Business 3.0 3.1 DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $29.0 $30.1 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 20.7 20.8 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $20.7 $20.8 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.5 3.7 WEALTH MANAGEMENT $3.8 $3.9 Finance/Other2 1.9 1.1 TOTAL $55.5 $55.9 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 24

Quarterly Average Deposits by Business and Market

By Line of Business	4Q19	3Q19	4Q18
Middle Market			
General	$14.1	$13.6	$13.7
Energy	0.4	0.4	0.5
National Dealer Services	0.3	0.3	0.3
Entertainment	0.1	0.1	0.1
Tech. & Life Sciences	5.1	4.6	5.2
Equity Fund Services	0.8	0.9	0.9
Environmental Services	0.1	0.2	0.1
Total Middle Market	$21.1	$20.1	$20.9
Corporate Banking			
US Banking	2.3	1.9	2.0
International	1.6	1.6	1.8
Commercial Real Estate	1.8	1.6	1.5
Mortgage Banker Finance	0.7	0.7	0.6
Small Business	3.1	3.0	3.1
BUSINESS BANK	$30.5	$28.9	$30.0
Retail Banking	21.1	20.7	20.6
RETAIL BANK	$21.1	$20.7	$20.6
Private Banking	3.7	3.5	3.9
WEALTH MANAGEMENT	$4.0	$3.8	$4.1
Finance/Other[2]	1.5	2.3	1.1
TOTAL	$57.2	$55.7	$55.7

By Market	4Q19	3Q19	4Q18
Michigan	$20.4	$20.2	$20.2
California	18.1	16.7	17.2
Texas	9.0	8.7	8.9
Other Markets[1]	8.0	7.8	8.3
Finance/Other[2]	1.5	2.3	1.1
TOTAL	$57.2	$55.7	$55.7

Average Deposit Growth[3]

(4Q19 vs 3Q19; In percentage points)



5.4
3.2
3.0
2.6
2.6
2.1
1.4
1.3
0.7
0.5
0.4
0.4
BOKF
CFR
MTB
ZION
CMA
KEY
CFG
FHN
FITB
RF
SNV
HBAN

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [3]Source for peer data: S&P Global Market Intelligence

Comerica Bank

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Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Retail
10%
Office
8%
Single Family
5%
Other
5%
Land Carry
5%
Multi use
3%
Multifamily
46%
Industrial / Storage
18%
Total
$5,219

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan
5%
Other
18%
Texas
32%
California
45%
Total
$5,219

Credit Quality

($ in millions; Period-end)	4Q18	3Q19	4Q19
Criticized[2]	$84	$92	$87
Ratio	1.7%	1.6%	1.4%
Nonaccrual	$2	$2	$2
Ratio	0.04%	0.04%	0.03%
Net charge-offs	-0-	-0-	-0-

- >90% of new commitments from existing customers
- Substantial upfront equity required
- 51% of portfolio[3] is construction & includes robust monitoring
- No significant net charge-offs since 2014

12/31/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories • [3]Period-end loans

Comerica Bank

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National Dealer Services

70+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura 15%
Ford 10%
GM 8%
Fiat/Chrysler 10%
Mercedes 3%
Nissan/ Infiniti 4%
Other European 12%
Other Asian 12%
Other 1 11%
Toyota/Lexus 15%
Total $7.2B

Geographic Dispersion

California	57%	Texas	6%
Michigan	26%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
6.2 6.2 6.5 6.3 6.6 6.8 7.1 6.9 7.1 7.3 7.4 7.0 7.4 7.8 7.9 7.5 7.3
3.7 3.7 4.0 3.8 4.0 4.1 4.3 3.9 4.1 4.1 4.2 3.8 4.0 4.4 4.5 4.1 4.0
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19

12/31/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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Technology and Life Sciences

Deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



1,353 1,323 1,305 1,251 1,181
4Q18 1Q19 2Q19 3Q19 4Q19

Average Deposits

($ in millions)



5,244 4,992 4,652 4,637 5,149
4Q18 1Q19 2Q19 3Q19 4Q19

- ~450 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview

(Approximate; Based on period-end loans)



Late Stage 5%
Growth 50%
Total $1.1B
Early Stage 20%
Leveraged Finance 25%

12/31/19

Comerica Bank

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Equity Fund Services
Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~250+ customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
1,094
1,421
1,782
2,408
2,570
2015
2016
2017
2018
2019

12/31/19

Comerica Bank

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Mortgage Banker Finance
55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 4Q19:
  - Comerica: ~65% purchase
  - Industry: 49% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $2.8B



Average Loans
($ in millions)
1,742 1,674 2,145 2,544 2,352 1,450 1,780 1,974 1,861 1,435 1,784 1,961 1,677 1,335 2,044 2,521 2,681
4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19



MBA Mortgage Originations Forecast1
($ in billions)
Purchase
Refinance
637
517
532
514
426
4Q19
1Q20
2Q20
3Q20
4Q20

12/31/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/18/20; 4Q19 are actuals

Comerica Bank

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46HFXULWLHV3RUWIROLR6WDEOH Yields unchanged 6HFXULWLHV3RUWIROLR LQELOOLRQV$YHUDJH Treasury Securities & Other Mortgage-backed Securities (MBS) Securities Yields 'XUDWLRQRI\HDUV ƒ ([WHQGVWR\HDUVXQGHUDESV 12.1 12.2 12.2 12.1 11.8 12.0 11.8 LQVWDQWDQHRXVUDWHLQFUHDVH 1HWXQUHDOL]HGSUHWD[JDLQRI00 1HWXQDPRUWL]HGSUHPLXPRI00 9.1 9.2 9.3 9.4 9.4 9.1 9.3 2.45 2.45 2.45 2.44 2.35 2.39 2.19 4Q18 1Q19 2Q19 3Q19 4Q19 2018 2019 12/31/19 Ɣ 1Estimated as of 12/31/2019 Ɣ 2Net unamortized premium on the MBS portfolio 31 41HW,QWHUHVW,QFRPH Impacted by lower interest rates 1HW,QWHUHVW,QFRPH LQPLOOLRQV $586MM 3Q19 3.52% NIM 2,352 2,339 - 55MM Loans: - 0.31 - 46MM Lower rates -0.28 - 4MM Lower balances -0.01 614 606 603 586 544 -3MM Nonaccrual interest -0.01 -2MM Other dynamics -0.01 + 3MM Fed Deposits: -0.07 + 7MM Higher balances -0.05 -4MM Lower yield -0.02 3.70 3.79 3.67 3.52 3.58 3.54 + 3MM Deposits: + 0.02 3.20 + 3MM Lower rates +0.02 + 7MM Wholesale funding: + 0.04 + 7MM Lower rates +0.04 $544MM 4Q19 3.20% 4Q18 1Q19 2Q19 3Q19 4Q19 2018 2019 4Q19 compared to 3Q19 32

4Q19 Credit Quality Strong

Provision reflects overall strong metrics & increase in Energy reserve


Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
701
677
688
681
668
1.34
1.29
1.27
1.27
1.27
4Q18
1Q19
2Q19
3Q19
4Q19


Criticized Loans[1]
($ in millions)
NALs
Criticized as a % of Total Loans
1,548
1,806
1,948
1,861
2,120
3.1
3.6
3.8
3.6
4.2
221
191
224
220
199
4Q18
1Q19
2Q19
3Q19
4Q19

- $21MM in net charge-offs[2] or 16bps
- Nonperforming assets 43 bps of total loans
- ALLL/NPL coverage 3.1x
- $8MM provision, $27MM decrease over 3Q19
- CECL Day 1 impact: $17MM reduction in overall allowance for credit losses

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,221	$48,148	$50,369
% of total	4%	96%	100%
Criticized[1]	366	1,754	2,120
Ratio	16.48%	3.64%	4.21%
Nonaccrual	43	156	199
Ratio	1.94%	0.32%	0.40%
Net charge-offs[2]	19	2	21

12/31/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Comerica Bank

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4Q19 Noninterest Income

Increased $10MM, over 3%


Noninterest Income[1]
($ in millions)
250
238
250
256
266
976
1,010
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

+ $7MM Customer derivatives (other)
+ $2MM Commercial lending fees (syndication)
- $5MM Card

+ $6MM Gain on sale of HSA business (other)

4Q19 compared to 3Q19 • [1]Includes losses related to repositioning of securities portfolio as follows: $(20)MM in FY18; $(8)MM in 2Q19

Comerica Bank

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4Q19 Noninterest Expense

Controlling costs while investing for the future: 4Q19 efficiency ratio[1] 55%



Noninterest Expense[2]
($ in millions)
448
433
424
435
451
1,794
1,743
4Q18
1Q19
2Q19
3Q19
4Q19
2018
2019

+ $4MM Salaries & benefits
  + Incentive comp & commission
  + Staff insurance (seasonal)
  - Technology-related contingent labor

+ $ 4MM Outside Processing (vendor transition fee)

+ $ 2MM Occupancy (seasonal)

+ $ 2MM Professional/Consulting (other)

4Q19 compared to 3Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares• [2]FY18 included $53MM restructuring charge

Comerica Bank®

35

Commitment to Community, Diversity & Sustainability

2020 Environmental Goals reached[1]:

- 47% reduction in greenhouse gas emissions (goal 20%)
- 37% reduction in water consumption (goal 30%)
- 29% reduction in waste to landfill (goal 20%)
- 56% reduction in office copy paper usage (goal 50%)

Ranked 9th in Newsweek's inaugural ranking of America's Most Responsible Companies

Over 71,300 hours of volunteer time donated by colleagues to nonprofits

237,000 meals provided in conjunction with our community Shred Day events, which gathered >882,000 lbs. of paper

>$8.4MM donated to charitable organizations via more than 1,400 grants/sponsorships

65% of U.S. employees are women

40% of U.S. employees are racial/ethnic minorities

86% of colleagues enrolled in the voluntary Masters of Diversity Awareness training

12/31/19 • [1]2019 results versus 2012 baseline; progress as of 9/30/19, except paper as of 12/31/19

Comerica Bank®

36

Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	Cullen Frost	A3	A-	-
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial	A3	BBB+	A
	Fifth Third	Baa1	BBB+	A-
	Huntington	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	Zions Bancorporation	Baa2	BBB+	BBB+
	First Horizon National Corp	Baa3	BBB-	BBB
	Citizens Financial Group	-	BBB+	BBB+
	Synovus Financial	-	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	Bank of America	A2	A-	A+
	Wells Fargo & Company	A2	A-	A+
	JP Morgan	A2	A-	AA-
	PNC Financial Services Group, Inc.	A3	A-	A+
	Truist Financial Corp	A3	A-	A+

As of 3/4/20 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank®

37

Reconciliation of Adjusted Net Income

	4Q19		3Q19		4Q18		FY19		FY18	
($ in millions, except per share data)	$	Per Share[1]	$	Per Share[1]	$	Per Share[1]	$	Per Share[1]	$	Per Share[1]
Net income	$269	$1.85	$292	$1.96	$310	1.88	$1,198	$7.87	$1,235	$7.20
Securities repositioning[2]	-	-	-	-	-	-	6	0.04	15	0.09
Restructuring charges[2]	-	-	-	-	11	0.07	-	-	41	0.24
Discrete tax benefits	(1)	-	(5)	(0.03)	-	-	(17)	(0.10)	(48)	(0.29)
Adjusted net income	$268	$1.85	$287	$1.93	$321	$1.95	$1,187	$7.81	$1,243	$7.24
Efficiency Ratio[4]	55.46%		51.54%		51.93%		51.82%		53.56%	
Adjusted Efficiency Ratio[3,4]	55.46		51.54		50.70		51.82		51.96	

[1]Based on diluted average common shares • [2]Net of tax • Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of equity and performance trends. Comerica believes the adjusted financial results provide a greater understanding of ongoing operations and enhance comparability of results with prior periods.

Comerica Bank®

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